Endo Pharmaceuticals Investor Presentation - February 25, 2003

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward- looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

Agenda Overview/Strategic Vision Carol A. Ammon Chairman & CEO Pipeline Review David A. H. Lee, M.D., Ph.D. Senior V.P., R&D Commercial Review Peter A. Lankau Senior V.P., U.S. Business Financial Summary Jeffrey R. Black Senior V.P., CFO & Treasurer Q&A/Wrap-Up Q&A/Wrap-Up

Endo Profile Fully integrated specialty pharma company with market leadership in pain management Formed in 1997; public since 2000 Headquarters in Chadds Ford, PA, and R&D facility in Garden City, NY 277 Endo employees at December 31, 2002 Sales force of 230 includes 160 contract reps Strong portfolio of marketed, established products and a substantial pipeline

Well-Balanced Product Mix Established Portfolio of Branded Products: Lidoderm(r) Percocet(r) Other brands including Percodan(r) and Zydone(r) Difficult-to-Develop Generics: MSContin* generic OxyContin* generic subject of litigation tentative FDA approval July 2002 *OxyContin and MSContin are trademarks of Purdue Pharma L.P.

Successful Track Record Leveraging our pain management expertise to grow the business Net Sales: CAGR of 38% from 1998-2002 Consolidated EBITDA: up 99% from 2001 Developing and commercializing products Lidoderm(r) sales doubled in 2002 Filed two NDAs and added four new patent-protected products to our pipeline in 2002 Building a solid financial position Strong cash flow Debt-free

2002 Accomplishments Building a solid platform for sustainable growth Filed two NDAs with the FDA for oxymorphone ER and IR Augmented R&D pipeline by adding EN3247 Oral Rinse for oral mucositis Augmented R&D pipeline by in-licensing marketing rights to: CHRONOGESICTM DEPOMORPHINETM Propofol IDD-DTM Internalized specialty sales force Received tentative FDA approval for oxycodone ER Amended manufacturing agreement with BMS Repaid BMS promissory notes to become debt-free

Endo Vision To become a premier specialty pharmaceutical company anchored in pain management, with a balanced focus in complementary therapeutic areas

How Do We Get There? Continue to drive revenue growth by leveraging our expertise in pain management and the brand equity in our products through targeted sales and marketing efforts Use our R&D capability to develop proprietary products Grow by in-licensing and acquiring products/technologies in pain management and complementary therapeutic areas Leverage our brand equity through continued introduction of line extensions

2003/2004 Expected Milestones Lidoderm(r) continued growth Oxymorphone ER and IR approval and launch EN3247 Oral rinse (oral mucositis) NDA filing, approval and launch DEPOMORPHINETM NDA filing, approval and launch Advancement of other pipeline projects Further in-licensing and acquisition activities in pain management and complementary therapies

Summary Endo is building a solid platform for sustainable and profitable growth in the expanding pain management market and other complementary therapeutic areas through our: Focused sales and marketing infrastructure Established portfolio of branded and generic products R&D expertise Substantial pipeline Strong financial position Experienced, successful management team

Endo Pharmaceuticals Pipeline Review

Disclaimer None of the development products in the Company's pipeline have been established as safe and effective by the FDA. Further, none of these products have been approved by the FDA for the pipeline indications set forth in the following slides.

Pipeline NDAs DEPOMORPHINE(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER Lidoderm(r) (Low back pain) CHRONOGESIC(tm) Propofol IDD-D(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Multiple Projects (Undisclosed) Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT (2) (3) (2)

Pipeline ANDAs Line extensions Undisclosed generics Oxycodone ER Tentative; Subject to litigation Development ANDA Approved

Pipeline NDAs Oxymorphone IR (1) Oxymorphone ER Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Filed 12/02 (1) Co-developed with Penwest

Oxymorphone Oxymorphone ER Moderate-to-severe pain in patients requiring continuous, around-the- clock opioid therapy for an extended period of time Oxymorphone IR Acute moderate-to-severe pain

Oxymorphone - Pharmacology Overview Pure opioid agonist - binds mostly to µ-receptors Typical opioid pharmacology including analgesia Oxymorphone is approximately: 2 times more active than hydromorphone 5 times more active than oxycodone > 10 times more active than morphine Extensive toxicology program - typical opioid

Oxymorphone Injection and rectal suppository currently marketed in the U.S. Many publications describe efficacy and safety by different routes of administration and in different patient populations

Oxymorphone ER Formulation Based on Penwest Pharmaceuticals' TIMERx(r) system: a patented customized, agglomerated hydrophilic complex that forms a controlled-release matrix on compression Products based on TIMERx(r) system approved in U.S. & Europe Multiple strengths: 5,10, 20, 40 mg submitted in NDA

NDA Overview Two NDAs filed - December 2002; Accepted - Feb. 19, 2003 Approximately 2,500 subjects, of whom 1,400 received oxymorphone: 16 Phase I studies 12 Phase II/III studies Nine double-blind controlled vs placebo, OxyContin or MSContin in acute & chronic pain (post-surgical; OA; chronic low back; cancer) Three open-label long-term

Oxymorphone ER - Efficacy Summary Moderate-to-severe pain of osteoarthritis: Study 015 vs placebo and oxycodone CR (ref: World Pain Congress, 2002) Oxymorphone ER 20 & 40 mg significantly superior to placebo on change from baseline in arthritis pain intensity (VAS) at weeks 3&4; oxycodone CR 20 mg did not differ from placebo Study 025: oxymorphone ER 10, 20, 50 mg vs placebo (ref: APS, 2003) A statistically significant linear dose-response relationship for pain intensity reduction was observed (data to be presented at APS, March 21-23, 2003)

Making a Difference Study 015 Primary Efficacy Parameter - Mean Change From Baseline in Arthritis Pain Intensity VAS Baseline Week 1 Week 2 Week 3 Week 4 Placebo Mean Pain Intensity Change (VAS) 0 -5 -10 -15 -20 -25 -30 -35 -40 * P < 0.05 versus placebo Oxycodone CR (20 mg) Oxymorphone ER (40 mg) Oxymorphone ER (20 mg)

Oxymorphone ER - Efficacy Summary Chronic low back pain Study 016 vs placebo and oxycodone CR (ref: APS 2003) Oxymorphone ER was superior to placebo for change from baseline in pain intensity (p=0.0001), and for most of the other efficacy variables. No statistically significant difference in efficacy parameters was observed between the two active opioid treatments (data to be presented at APS, March 21-23) Post-surgical pain Study 012 vs placebo (ref: World Pain Congress 2002) One dose of oxymorphone ER 20 mg provided greater analgesic efficacy than placebo in the first 12 hours (p=0.0056)

Study 012 Primary Efficacy Parameter - Mean Pain Relief Scores for 0-12 Hour Time Interval 0 2 4 6 8 10 12 14 Placebo Pain Relief 1.8 1.6 1.4 1.2 1 0.8 0.6 0.4 0.2 0 * P < 0.0; † p < 0.01 Oxymorphone ER (20 mg) * * * * * * * † †

Oxymorphone ER - Efficacy Summary Cancer pain Study 017 open label (ref: MASCC 2002); studies 018, 019 (unpublished) Oxymorphone ER administered every 12 hours appears effective and well-tolerated for the treatment of most patients with cancer pain (ref: 017) In cancer pain patients, treatment with oxymorphone ER provided analgesia equivalent to morphine ER and oxycodone CR, respectively, at stabilized doses (ref: 018, 019 - unpublished)

Making a Difference Study 017 Efficacy - Daily Pain Intensity (VAS) Treatment Days MS Contin or OxyContin Treatment Daily Pain Intensity (Mean +/- SEM) 45 40 35 30 25 20 15 10 5 0 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 MS Contin-Oxymorphone ER OxyContin-Oxymorphone ER Oxymorphone ER Treatment

Oxymorphone ER - Efficacy Conclusions Oxymorphone ER >10 mg q12h appears to be effective treatment for moderate-to-severe chronic pain A single dose of oxymorphone ER has a duration of action of at least 12 hours Equianalgesic dose ratios are calculated to be 1.2-2 to 1 for oxycodone CR to oxymorphone ER and 1.8-2.8 to 1 for morphine ER to oxymorphone ER Note: Oxymorphone ER has not been approved by FDA. The safety and efficacy of Oxymorphone ER have not been established by FDA.

Oxymorphone ER - Safety and Side-Effects Side-effect profile consistent with other opioids (constipation, nausea, somnolence, dizziness and vomiting) Incidence of side-effects similar to oxycodone CR and morphine ER at equianalgesic doses No unexpected safety issues

Oxymorphone IR - Efficacy & Safety Summary Post-surgical pain Studies 004 (ref: APS 2003) and 005 (ref: unpublished) vs placebo/oxycodone All oxymorphone doses (10, 20, 30 mg) provided analgesia superior to placebo; an analgesic dose-response was observed. Oxycodone IR 15 and 30 mg were statistically superior to placebo in TOTPAR 0 to 8 hours; oxycodone IR 10 mg did not differ statistically from placebo. The median re-dosing interval was 7-9 hours (004 - data to be presented at APS, March 21-23) Safety & side-effects consistent with other opioids Note: Oxymorphone IR has not been approved by FDA. The safety and efficacy of Oxymorphone IR have not been established by FDA.

Rationale for Multiple Opioids Substantial variability in patient response enables physician to choose opioid that provides best balance between analgesia & side effects e.g., less nausea, sedation, histamine release, etc. Value of opioid rotation cited in pain guidelines incomplete cross tolerance among opioids switching opioids may circumvent tolerance and provide better analgesia may alleviate side effects in individual patients

Rationale for Multiple Opioids "...variability in the response to different opioids is very substantial, and morphine may or may not be preferred by any individual patient. Sequential trials of different opioid drugs may be needed to identify the opioid that yields the most favorable balance between analgesia and side effects." Portenoy, R.K. Pain 1999: an updated review. IASP Press

Pipeline NDAs DEPOMORPHINE(tm) Pre-Clinical Phase I Phase II Phase III NDA Oxymorphone IR (1) Oxymorphone ER Filed 12/02 Filed 12/02 NDA Filing target mid-2003 (2) (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma

DEPOMORPHINETM Morphine sulfate extended-release (proprietary DepoFoamTM technology) administered by epidural injection for 48 hours pain relief following abdominal or lower limb surgery

DEPOMORPHINETM - Clinical Program Five Phase III studies Hip or knee replacement, lower abdominal surgery (x2), c-section First pivotal study showed that patients experienced statistically significant post-op pain relief for 48 hours; safety profile typical for an epidural opioid agent NDA filing targeted for mid-2003

Pipeline NDAs DEPOMORPHINE(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (2) (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT

EN3247 Oral Rinse Prevention of oral mucositis in patients undergoing cancer chemotherapy Oral rinse; proprietary formulation; patents through 2017 Active ingredient - triclosan 0.1% Dosing - 15 ml rinse four times daily Fast-track review status granted by FDA; single robust pivotal study could be sufficient

Oral Mucositis (OM) Ulceration of the oral mucosa caused by chemotherapy, total body radiation, and/or bone marrow transplant beginning 5-10 days after initiation of chemo, lasting 7-14 days Leads to pain and restricted oral intake Ulcers may act as site for local infection (possibly septicemia) 50% of patients have such severe OM that it becomes dose- limiting (i.e., interruption of cancer treatment) Indirectly contributes to increased length of stay and cost of treatment

Incidence Significantly higher incidence of OM in: Bone marrow transplant patients (75%) Continuous infusion therapy for breast and colon cancer Head and neck cancers Younger age Pre-existing oral disease

Current treatment algorithm Pre-treatment dental evaluation Ice chips Frequent cleansing/oral hygiene (saline solutions) Pain: Opioids, capsaicin Prophylaxis Treatment Water-soluble lubricating jelly, mouthwashes

Unmet Medical Need Effective therapies to prevent the occurrence of oral mucositis in patients at risk Ease of use to enhance compliance Therapy that could enhance (or will not inhibit) healing time in treatment of OM Reduction of pain and discomfort if OM occurs

EN3247 Overview Pharmacology: Anti-inflammatory/analgesic activity Effect on cyclooxygenase and lipoxygenase pathways Anti-cytotoxic activity Inhibits mucosal response to chemical cytotoxicity by sodium lauryl sulfate (inflammation and desquamation) Anti-microbial activity Broad-spectrum activity: Bacteriostatic concentrations inhibit uptake of essential amino acids Bacteriocidal concentrations cause disorganization of cytoplasmic membrane and cell leakage.

EN3247 - Phase II Study Randomized, double-blind, vehicle-controlled study in 121 patients undergoing autologous bone marrow or peripheral stem cell transplantation (chemotherapy and/or radiation conditioning) (ref: ASH 2001) All patients were evaluated daily for the incidence of any oral mucositis (erythema, ulcers) Treatment Duration: 30 days or until dismissed by investigator Primary measure: Occurrence of OM (OMAS and NCI CTC)

EN3247 - Phase II Study Results N Days of Mucositis P Value EN3247 45 5.18 Days 0.011 Vehicle 41 7.88 Days Duration of Mucositis - Cohort of Patients on High Mucositis-Producing Regimens

EN3247 - Phase II Study Results Any Mucositis Present N Percent P Value EN3247 45 68.89 0.015 Vehicle 41 90.24 Prevention of Any Mucositis - Cohort of Patients on High Mucositis-Producing Regimens Any OMAS score > 0 considered a treatment failure

EN3247 - Phase II Study - Safety EN3247 (n=63) Vehicle (n=58) Related A.E. 23.81% (n=15) 27.59% (n=6) Withdrew due to related A.E. 12.70% (n=8) 13.79% (n=8) Adverse Events (A.E.) All A.E. related to EN3274 were classified as mild/moderate (e.g., stinging, nausea)

EN 3247 - Phase III Study Randomized, double-blind, vehicle-controlled study in patients undergoing autologous bone marrow or peripheral stem cell transplantation (chemotherapy and/or radiation conditioning) Target n = up to 400 patients Three treatment groups Group 1 - EN3247 Group 2 - Vehicle (Placebo) Group 3 - Standard of Care (Saline rinse +- chlorhexidine following ulcer development) Treatment Duration: 30 days

EN 3247 Phase III Study Primary endpoint - prevention of OM Development of any ulcer in any of nine locations evaluated Secondary Endpoints: Duration of OM (days) Incidence & duration of moderate-to-severe erythematous mucositis Incidence & duration of moderate-to-severe oral pain Incidence & duration of moderate-to-severe dysphagia NDA filing expected late 2003 or early 2004

Pipeline NDAs DEPOMORPHINE(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER CHRONOGESIC(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (2) (3) (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT

Chronogesic(tm) (sufentanil) Pain Therapy System

DUROS(r) System: a single use, osmotically-driven, miniaturized system designed to continuously deliver drugs under zero order conditions up to three months or longer. Orifice Piston Osmotic Engine Semipermeable Membrane Drug Reservoir, Advanced Formulation Technology DUROS(r) Platform Technology

CHRONOGESICTM - Profile Based on Alza Corporation's Duros(r) technology Implantable (SC) osmotic pump size of a match stick Marketed product based on this technology - Viadur(r) Will deliver sufentanil within therapeutic window for three months: patient convenience, reduced possibility of misuse

CHRONOGESICTM - Development Program In Phase II - completed trials have shown an acceptable safety and efficacy profile in over 80 patients Clinical program on temporary hold pending agreement with FDA on additional monitoring and data collection Certain design & manufacturing enhancements also being implemented Restart of clinical trials anticipated in 2H '03

Pipeline NDAs DEPOMORPHINE(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER CHRONOGESIC(tm) Propofol IDD-D(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (2) (3) (2) (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT

Propofol IDD-DTM IV formulation of propofol using SkyePharma's patented Insoluble Drug Delivery (IDD-D) technology. Intended for the maintenance of anesthesia in adults during surgery and for sedation of adults in an intensive-care setting

Propofol IDD-DTM Propofol is the active ingredient in Diprivan(r) - leading injectable anesthetic Propofol IDD-DTM contains no anti-microbial agent - should substantially increase ICU utility Phase II on-going

Pipeline NDAs DEPOMORPHINE(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER CHRONOGESIC(tm) Propofol IDD-D(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (2) (3) (2) Lidoderm(r) (Low back pain (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT

Lidoderm(r) - Profile Indicated for relief of pain associated with post-herpetic neuralgia Patented topical patch launched in 1999 First FDA-approved drug for PHN, a form of neuropathic pain Note: Lidoderm has not been approved by the FDA for any other indication.

Lidoderm(r) - Life-Cycle Management Open-label pilot studies (ref: WPC 2002) have indicated utility (pain reduction; improved quality of life) in: Chronic low back pain HIV-associated painful peripheral neuropathy Painful diabetic neuropathy

Lidoderm(r) - Life-Cycle Management Open-label pilot studies (ref: WPC 2002) have indicated utility (pain reduction; improved QoL) in: Chronic low back pain HIV-associated painful peripheral neuropathy Painful diabetic neuropathy Data to be presented at APS 2003 have also indicated utility in: Pain of osteoarthritis Idiopathic neuropathy Combination with gabapentin for various neuropathies

Lidoderm(r) - Life-Cycle Management Open-label pilot studies (ref: WPC 2002) have indicated utility (pain reduction; improved QoL) in: Chronic low back pain HIV-associated painful peripheral neuropathy Painful diabetic neuropathy Data to be presented at APS 2003 have also indicated utility in: Pain of osteoarthritis Idiopathic neuropathy Combination with gabapentin for various neuropathies Based on these data, double blind, placebo-controlled Phase II study initiated in chronic low back pain with patches remaining on for up to 24 hours

Pipeline NDAs DEPOMORPHINE(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER Lidoderm(r) (Low back pain CHRONOGESIC(tm) Propofol IDD-D(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (2) (3) (2) Multiple Projects (Undisclosed) (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT

Early-Stage Projects Pre-clinical R&D capability now in place Focus on novel analgesics, both opioid and non-opioid Active screening of early-stage licensing/acquisition opportunities Several compounds in early development

Endo Pharmaceuticals Commercial Review

Pain Market Overview

Analgesic Market Profile Sales (000) 1998 1999 2000 2001 2002 Total Analgesics 5.3 5.7 6.5 7.8 8.5 opioids 1.9 2.4 3.1 4 4.6 non-opioid analgesic 3.4 3.3 3.4 3.8 3.9 5 Year CAGR Total Analgesics +12.5% Opioid Analgesics +25.2% Non-Opioid Analgesics +3.2% 7.7% 14.2% 19.4% 9.0% 27.3% 29.0% 29.3% 15.7% (3%) 3.6% 10.6% 2.0% Source: IMS RPP, 12/02

Analgesic Market Profile Prescriptions 5 Year CAGR Total Analgesics +5.4% Opioid Analgesics +6.7% Non-Opioid Analgesics +2.0% Scripts (000) 1998 1999 2000 2001 2002 02000 ANALGESICS 200694 211945 223723 235209 247500 opioids 142642 154179 165529 175616 184585 non-opioid Analgesics 58052 57766 58194 59593 62915 5.6% 5.6% 5.1% 5.2% 8.1% 7.4% 6.1% 5.1% (0.5%) 0.7% 2.4% 5.6% Source: IMS NPA, 12/02

Opioid Market Profile Sales (000) 1998 1999 2000 2001 2002 Opioids 1.9 2.4 3.1 4 4.6 Short Acting 1.4 1.5 1.8 2.2 2.7 Long Acting 0.5 0.8 1.3 1.7 1.9 5 Year CAGR Opioid Analgesics +25.2% Short-Acting Opioids +18.4% Long-Acting Opioids +39.2% 27.3% 29.0% 29.3% 15.7% 14.3% 56.1% 25.4% 19.9% 61.6% 14.5% 34.6% 10.4% Source: IMS RPP, 12/02

Opioid Market Profile Prescriptions 5 Year CAGR Opioid Analgesics +6.7% Short-acting Opioids +5.9% Long-acting Opioids +30.8% Scripts (000) 1998 1999 2000 2001 2002 Opioids 142642 154179 165529 175616 184585 Short Acting 139454 149292 158010 166575 175239 Long Acting Opioids 3189 4887 7519 9041 9346 8.1% 7.4% 6.1% 5.1% 7.1% 5.8% 5.4% 5.2% 53.2% 53.9% 20.2% 3.4% Source: IMS NPA, 12/02

2002 Post Op 21254 Back 9535 Fractures/Sprains, Strains 7595 Misc Joint Disorders 3092 Cancer 2739 Migraine/Headache 1889 Neuropathic Pain 1854 Wounds/Trauma 1775 OA 1503 All Other 18045 Opioid Market Profile Drug Use Source: IMS NDTI, 12/02

2002 FAMILY PRACTICE 26862 INTERNAL MEDICINE 23895 DENTISTRY 18666 ORTHOPEDIC SURGERY 15360 OSTEOPATHIC MEDICINE 14029 EMERGENCY MEDICINE 8562 OBSTETRICS/GYNECOLOGY 5740 GENERAL SURGERY 5629 Key Specialists 11483 OTHER 53706 Opioid Market Profile Physician Specialty Endo is among the top 5 companies whose products are prescribed by Key Specialties in Opioid Analgesics Pain Specialist Anesthesiology Phys. Med & Rehab. Neurology Source: IMS NPA, 12/02

Marketed Brands

Lidoderm® Product Profile

- Patented topical patch (lidocaine 5%) launched in 1999
- First FDA-approved drug for the treatment of the pain of post- herpetic neuralgia (PHN), a form of neuropathic pain. Remains the only targeted peripheral analgesic
  - Lidocaine from the patch penetrates the dermis to deliver direct analgesia to affected nerves
- The neuropathic pain of PHN can occur as a result of Herpes Zoster ("shingles") which afflicts ~ one million patients in the U.S. annually
  - Approximately 70% experience some acute or chronic (PHN) pain
    - Patients often describe the pain as "burning", "stabbing", or "aching"
  - PHN occurs in about 20% of shingles patients (damages peripheral nerve fibers)
    - The incidence rises to about 70% in the elderly (≥70 years of age)
- Lidoderm® is effective and safe used alone or in combination – no added systemic side effects
  - Unlike systemic agents, Lidoderm works directly at the site of pain
  - Achieved a 31% further reduction in pain scores beyond systemic treatments alone
- Lidoderm® improves patients' quality of life
  - Measured by pain interference with general activity, mood, work, walking ability, relationships with other people, sleep, and enjoyment of life
- Lidoderm® is easy and convenient to use
  - Patches are applied to painful area for a 12-hour once daily dosing, up to 3 patches

Making a Difference

ENDO PHARMACEUTICALS

Lidoderm(r) Lidoderm(r)

Characteristic Topical Transdermal Site of Activity Local peripheral Systemic tissue Serum Level Insignificant Necessary Systemic Unlikely Likely Side Effects Placement Directly over Arbitrary painful site Topical (e.g. Lidoderm(r)) vs. Transdermal Delivery Systems (e.g. Duragesic(r))

12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/2/2002 6/2/2002 9/2/2002 12/2/2002 Lidoderm(r) Rx's 21 28 39 49 60 68 81 96 119 139 170 200 243 Lidoderm(r) Rx Trend Quarterly: 4Q1999 - 4Q2002 Source: IMS NDTI, 12/02

Share of PHN Market (based on physician mentions) TCA ANTICONVULSANTS LIDODERM(r) Other 2002 0.079 0.403 0.029 0.484 Source: IMS NDTI, 12/02

Lidoderm(r) Success Drivers Generate a continuous flow of new clinical data Extensive Phase IV (clinical development) and publication programs 45 poster presentations and 9 manuscripts published in 2002 6 abstracts accepted for the 22nd Annual Scientific Meeting of the American Pain Society (Chicago, March 20-23, 2003) Invest in our customers through medical education Invest to support our sales force through training and promotion

Percocet(r) Product Profile Combination opioid analgesic; dual mechanisms provide enhanced pain relief Oxycodone (binds to opiate receptors in the CNS) Acetaminophen (works peripherally) Approved for the management of moderate to moderately severe pain Percocet(r) launched in 1976 Percocet(r) 7.5/325 and 10/325, launched in November 2001 provides dual mechanism efficacy with the lowest dose of acetaminophen available in an oxycodone/APAP combination There is an FDA recommended daily dose limit for acetaminophen (4 grams/day) Percocet(r) 7.5/325 and 10/325 are appropriate for a wide range of patient types and pain etiologies

Percocet(r) 7.5/325 and 10/325 Promotional Campaign

Percocet(r) - Market Development 1998 1999 2000 2001 2002 OxyAPAP Market 482.47 547.227 617.462 707.521 855.056 Oxy APAP Generic 9909 11175 11602 12796 13220 Oxycodone/APAP Tablet Trends 13.4% 12.8% 14.6% Key Market Drivers More aggressive pain management Favorable demographics Promotional efforts for Percocet(r) 20.9% 5 Year CAGR Oxycodone/APAP 15.5% Source: IMS NPA, 12/02

Percocet(r) Prescription Trends 7/1/1999 8/1/1999 9/1/1999 10/1/1999 11/1/1999 12/1/1999 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/3/2003 Percocet 5 mg 107 106 102 104 101 100 92 89 95 85 91 87 83 89 81 80 77 77 77 70 76 70 74 71 72 72 64 71 67 65 66 58 63 62 64 59 61 59 55 56 55 54 53 Percocet 7.5/500 & 10/650 3 19 35 55 68 79 88 95 113 111 121 124 128 141 131 154 148 149 120 98 91 74 75 70 66 60 46 46 44 42 39 39 36 32 32 29 27 23 Percocet 7.5/325 & 10/325 6 39 56 75 86 98 98 115 123 120 135 141 147 152 7.5/325 & 10/325 launch 7.5/500, 10/650, & 2.5/325 launch Source: IMS NPA, 1/03

Percocet(r) - Market Performance 1998 1999 2000 2001 2002 Percocet Market Share 0.121 0.102 0.15 0.142 0.163 Market Share of Oxycodone/APAP Source: IMS NPA, 12/02

Percocet(r) 7.5/325 and 10/325 Share of Total Oxy/APAP Market 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 Actual Conversion Share 0.005 0.028 0.044 0.053 0.06 0.066 0.07 0.076 0.081 0.084 0.087 0.089 0.094 Source: IMS NPA, 12/02

Percocet(r) 7.5/325 & 10/325 Success Drivers Effective life cycle management Maximization of retail pharmacy stocking Capitalization on high usage of oxycodone/APAP in hospitals Expansion and acceleration of usage among prescriber base

Emerging Products

Oxymorphone ER/IR Product Profile First "new" oral opioid in decades Oxymorphone ER appears to be approximately twice as potent as oxycodone CR Phase III studies in osteoarthritis pain, low back pain, cancer pain, and post-surgical pain Four dosage formulations: ER and IR tablets, injectible and suppository Oxymorphone ER appears to provide a true 12 hour duration of effect as demonstrated in clinical trials

Strong Opioid Sales Growth 1998 1999 2000 2001 2002 Brand 0.8 1.2 1.7 2.4 2.7 Generic 0.1 0.2 0.2 0.3 0.3 Strong Opioid sales were $3.0 billion in 2002, of which branded sales comprised over 91% of the market.... Source: IMS RPP, 12/02 Brands 36% CAGR Generics 20% CAGR

Strong Opioid Growth 1998 1999 2000 2001 2002 Strong Opioids 5395 7527 10980 13546 14995 "Strong Opioids Include.." OXYCONTIN DURAGESIC MS-CONTIN ORAMORPH SR DILAUDID MSIR KADIAN AVINZA Generic Generic Morphine Hydromorphone 40% Growth 46% Growth 23% Growth 11% Growth Source: IMS NPA December 2002

Market opportunity Prescription growth rate for 2002 vs. 2001 was 11% Despite availability of generics, brands hold a dominant share of prescriptions, accounting for 85% of all prescriptions Significant switching of opioids Concentrated audience - 20,000 physicians yield ~60% of all strong opioid prescriptions Current leading brands likely to face generic competition in the near future

Oxymorphone ER/IR Upcoming events Seven abstracts accepted for poster presentation at the 22nd Annual Scientific Meeting of the American Pain Society (Chicago, March 20-23, 2003) including: Oxymorphone Extended-Release (ER) Provides Equianalgesia at Half the Dose Compared to Oxycodone Controlled-Release (CR) in Chronic Low Back Pain: Results of Randomized, Parallel Group, Placebo-Controlled Study Oxymorphone Extended-Release (ER) Improves Pain and Quality of Life in Patients with Osteoarthritis: Results of a Randomized, Double-Blind, Placebo- Controlled, Dose-Ranging Study Oxymorphone Extended-Release Offers Long-term Safety, Effectiveness, and Dose Stabilization in Osteoarthritis Pain: Results of a One-Year Interim Report Oxymorphone Extended-Release Offers Long-Term Safety, Effectiveness, and Dose Stabilization in Cancer Pain: Results of a One-Year Interim Report Analgesic Efficacy of Oxymorphone Immediate-Release (IR) in Postsurgical Orthopedic Pain: Results of Randomized, Double-Blind, Placebo-Controlled, Dose- Ranging Comparison with Oxycodone

EN 3247 (Triclosan 0.1% Oral Rinse) EN3247 is being studied for the prevention and reduction in duration of Oral Mucositis EN3247 is a topical anti-mucositic oral agent; its active ingredient is 0.1% triclosan Appears to significantly reduce incidence and duration of OM Patients experienced reduction in pain score by 24% Incidence of adverse events were similar to that of the control group EN3247 has a subtle mint flavor, is pleasant tasting and long acting

Potential Patient Population 20-25% Develop OM 500,000 Chemo Patients Annually ~125,000 OM Patients Head & Neck Colorectal BMT Acute Leukemia Lung Breast Total 47,240 144,360 18,000 17,150 201,480 201,120 100% 20% 100% 100% 10% 5% 100% 66% 100% 100% 66% 66% 47,240 19,055 18,000 17,150 13,298 6,637 121,380 Tumor Type/Therapy Total Population Total Complications % Mucositis Potential for Usage Source: ENDO 12/02

Significant Unmet Need Impacts Patients Quality of Life (QOL) and Medical Cost: Infection-ulcers act as portals for infection & possible septicemia Interruption of cancer treatment-up to 50% of OM cases can be dose-limiting Increased costs-including length of stay & antibiotic therapy, pain meds, total parenteral nutrition, etc. Reduced QOL- Inability to eat Speech impairment Pain Inability to retain prosthetic devices $42,749 Additional hosp. charges/patient

Key Strategies Increase clinical awareness of OM and need for OM prevention especially the supportive care arena Fill in knowledge gaps through market research Create a compelling, highly differentiated & sustainable brand image Identify, cultivate & leverage advocates Extend/Expand product lifecycle (Phase IIIb/IV)

DepoMorphine(tm) Product Description DepoMorphine is DepoFoam(tm) encapsulated morphine Injected into epidural space prior to start of surgery- is intended to provide a slow release of morphine over 48 hours Clinical Rationale Easier to use Better pain management Better pharmacoeconomics Avoid need for indwelling epidural catheter & problems with patients on low molecular weight heparin

DepoMorphine(tm) Market Opportunity Approximately 26 million hospital surgeries annually in the US 9.5 million are in-patient 6-7 million are major surgeries that form the targets for DepoMorphine(tm) Currently in Phase III clinical trials Anticipate NDA filing in mid-2003

Propofol IDD-D(tm) (propofol 2%) Product Description Intravenous anesthetic intended for induction and maintenance of general anesthesia and sedation in intensive care facilities Novel formulation of Diprivan(r), the leading intravenous anesthetic IDD-D(tm) = Insoluble Drug Delivery in microDroplet technology Improved antimicrobial effectiveness (increased "hang" time) Presented as a ready-to-use emulsion containing no preservatives Currently in Phase II trials Market potential $400MM

CHRONOGESICTM Sufentanil-containing Pain Therapy System for chronic moderate-to-severe pain in patients who require chronic opioid administration and who are opioid responsive Three months supply of continuous opioid (sufentanil) CHRONOGESICTM MSContin 200 Pills Duragesic(r) Patches 33 Patches Infusion Pump & Ampule =

Product Description Subcutaneous, osmotically driven delivery system Delivers sufentanil at a constant rate for 3 months for the treatment of cancer pain and non-cancer chronic pain Stable dose Opioid Responsive Patients Four dosage strengths equivalent to Duragesic(r) Implanted in inner upper arm; simple outpatient 3-5 minute procedure Chronogesic(tm) (sufentanil) Pain Therapy System

Clinical Rationale Patient convenience Reduced side effects due to elimination of peaks and troughs Improved compliance Physician gains greater control of administration First systemic medication to provide continuous treatment for three months Clinical trials expected to resume later this year Targeted at chronic opioid market valued at $3B Chronogesic(tm) (sufentanil) Pain Therapy System

Generic Products

Endo Generic Products Selective Focus Complementary CII Products Niche therapeutic areas Difficult-to-Develop Generics Proprietary sustained-release technology AB-rated MSContin generics OxyContin: tentative FDA approval July 2002 Subject of litigation (Paragraph IV) Opportunistic Few competitors - barriers to entry Limited raw material supplies

Sales Forces

Targeted Sales and Marketing Direct promotion through national sales forces 70 specialty/institutional representatives (internal) 160 community-based representatives (contracted) Focus on physician specialties in: Pain management Neurology Anesthesiology Surgery Oncology Primary care

Sales Force Profile Position Average Years Pharma Experience District Manager 14.8 NAE 15.9 Specialty Representative 8.4 Total 9.3

Customer overlap along with product resource needs will drive structure choices Products Audiences Lidoderm(r) Oxymorphone EN3247 Depo-Morphine Office-Based PCPs P PP Pain Management PP P Oncologists P PP Hospital Based Anesthesiologists P PP EM, Surgeon, PM PP Oncologists P PP PP Key Audience P Secondary Audience

Sales Force Deployment

Current

160	70
Pharma Percocet® Lidoderm®	**Specialty** Lidoderm® Percocet®
PCP	PM Oncology

Projected 2004 - 2005

190	80	110
Pharma Oxymorphone Lidoderm®	**Specialty** Lidoderm® Oxymorphone	**Institution** Oxymorphone EN3247 DepoMorphine
PCP	PM	Hospital Oncology

Making a Difference

ENDO PHARMACEUTICALS

Business Development

Alliance Criteria Endo Vision: Premier Specialty Pharma Company anchored in pain management with a balanced focus in complementary Therapeutic Areas, such as Neurology, Anesthesiology, CNS and Oncology. Business Development initiatives support the Vision through alliances that supplement the organic growth coming from Endo's on-market products and existing development pipeline through: New markets or promo partners for Endo products New on-market compounds New development compounds New drug delivery projects New R&D collaborations Product opportunities that match Endo's Therapeutic Area (TA) strategy for pain or expansion into complementary TA's Address unmet market needs Are differentiable from existing or future competitive offerings Have long patent life or market exclusivity Leverage Endo's Development, Regulatory, and Commercial infrastructure and expertise

2002 Business Development Transactions BML Pharmaceuticals Rationale Phase III OM product (Immunol(tm)/EN3247) as initial entree into supportive oncology TA; Leverage existing sales and marketing infrastructure; High Unmet need; First/Fast to market; High Margin; Global rights Terms Company acquisition for $46 million ($14 million at signing, $32 million upon EN3247 FDA approval) Earn out based on a % of net sales

2002 Business Development Transactions DURECT Corporation - CHRONOGESIC(tm) (sufentanil) Pain Therapy System Rationale Differentiated, patent-protected product with high value-in-use for chronic pain to complement Endo's core moderate-to-severe pain franchise. Leverages Endo's existing pain product development, regulatory, and commercial infrastructure Terms Development and commercialization agreement for US and Canada Endo $5 million equity investment in DURECT and up to $52 million in milestones 50/50 Funding of development once clinical trials are restarted Endo and DURECT will share profits equally, based on projected financial performance of CHRONOGESICTM

2002 Business Development Transactions SkyePharma, Inc. - DepoMorphine(tm) and Propofol IDD-D(tm) Rationale Multi-product entree into complementary anesthesia/critical care TA; Late stage product with follow on compound(s) to sustain market presence; Leverage Endo development, regulatory, and commercial infrastructure; Differentiated, patent protected high margin products with high value-in-use

2002 Business Development Transactions

SkyePharma, Inc – DepoMorphine™ and Propofol IDD-D™

- Terms
  - Development and commercialization agreement for US and Canada
  - Endo $25 million upfront
  - Milestones of $10 million for DepoMorphine™ through FDA approval
  - Milestones when net sales of DepoMorphine™ reach certain levels
  - Milestones of $50 million for Propofol IDD-D™ upon achievement of certain regulatory milestones, including FDA approval
  - Skye pays 100% of development cost
  - SkyePharma receives a share of each products net sales based upon achievement of certain thresholds

Making a Difference

ENDO PHARMACEUTICALS

Why Partner with Endo? Track Record of Success and Financial Health Alignment of Endo Strategy with Partner's Goals Organization and Operating Model that delivers results Development, Regulatory, and Commercial Expertise Complementary fit for Partner's unmet needs Relevant experience in pain and specialty markets Partnership Culture Partner's "baby" is a priority Alignment of common interests and balance of rewards

Endo Pharmaceuticals Financial Summary

Lidoderm(r) Net Sales 1999 2000 2001 2002 $ (MM) 5.7 22.5 40.9 83.2

Percocet(r) Net Sales 1999 2000 2001 2002 $ (MM) 51.5 92.4 101 144.6

Generics Net Sales 1999 2000 2001 2002 $ (MM) 44.8 47.1 84.3 149.1

Making a Difference Total Net Sales $108.4 $138.5 $252.0 $399.0 $440.0 $450 1998 2000 2001 2002 2003(g) (in millions) 1999 $400 $350 $300 $250 $200 $150 $100 $50 $0 $197.4 (g) Company guidance

Making a Difference Consolidated EBITDA(1) $40.7 $47.2 $79.5 $158.1 $160.0 $160 1998 2000 2001 2002 2003(g) (in millions) 1999 $140 $120 $100 $80 $60 $40 $20 $0 $67.7 (1) As defined by Endo's credit facility (g) Company guidance

Selected Financial Highlights - Q4 (dollars in millions, except per share data) 164% $ 0.11 $ 0.29 Net Income per Diluted Share(2) 187% $ 10.5 $ 30.1 Net Income(2) 103% $ 23.6 $ 47.9 Consolidated EBITDA(1) (5)% $ 13.6 $ 12.9 R & D 26% $ 24.6 $ 31.0 SG & A 48% $ 57.9 $ 85.7 Gross Profit 45% $ 78.5 $ 113.5 Net Sales % Change 2001 2002 As defined by Endo's credit facility Excluding special charges

Selected Financial Highlights - Full Year (dollars in millions except per share data) 167% $ 0.30 $ 0.80 Net Income per Diluted Share(2) 197% $ 27.6 $ 82.0 Net Income(2) 99% $ 79.5 $ 158.1 Consolidated EBITDA(1) 46% $ 39.0 $ 56.8 R & D 39% $ 79.5 $ 110.9 SG & A 69% $ 177.1 $ 300.1 Gross Profit 58% $ 252.0 $ 399.0 Net Sales % Change 2001 2002 As defined by Endo's credit facility Excluding special charges

Gross Profit Margin Improvement 2001 2002 Net Sales 0.74 0.83 Three Months Ended Dec. 31 2001 2002 Cons. EBITDA* 0.7 0.77 Year End Dec. 31 Reflects focus on branded products and high-margin generics, favorable product mix and fixed manufacturing costs Gross Profit Margin 2002 excludes $8.0 million charge for oxycodone ER

Financial Summary In 2003, common shares outstanding expected to increase to approximately 131.8 million based on exercise of warrants Endo had $56.9 million in cash as of December 31, 2002 Generated cash flow from operating activities of $109.6 million in 2002

Financial Guidance Summary 2002 2003(g) Net Sales 399 440 (1) As defined by Endo's credit facility. Net Sales 2002 2003(g) Net Sales 230.444 254.556 R&D 35.9 30.5 Cons. EBITDA* 158.1 160 Consolidated EBITDA(1) (g) Company guidance Guidance assumes competition anytime in 2003 for generic Morphine Sulfate ER and generic competition for Percocet(r) 7.5/325 and 10/325 strengths (in millions) (in millions)

Endo Pharmaceuticals Nasdaq: ENDP; ENDPW